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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   October 30, 2001



                               Penton Media, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-14337              36-2875386
         --------                        -------              ----------
(State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)               File Number)          Identification No.)


      1300 East Ninth Street, Cleveland, Ohio                   44114
      ---------------------------------------                   -----
      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code  (216)  696-7000
                                                    ---------------



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ITEM 5.  OTHER EVENTS.

     On October 30, 2001, Penton Media, Inc. issued a press release announcing its third quarter 2001 results. The press release is attached as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)    Financial Statements of Business Acquired:  None

         (b)    Pro Forma Financial Information:  None

         (c)    Exhibits:

                Exhibit No.             Description
                -----------             -----------

                99.1                    Press Release, dated October 30, 2001.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Penton Media, Inc.

                                    By:  /s/ Joseph G. NeCastro
                                        ----------------------------------------
                                          Name:  Joseph G. NeCastro
                                          Title:  Chief Financial Officer
                                                  and Treasurer

Date: October 30, 2001





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                                  EXHIBIT INDEX

Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release, dated October 30, 2001.